Exhibit 10.1

EXECUTED VERSION

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of December 19, 2023 to the Credit Agreement referenced below is by and among HURCO COMPANIES, INC., an Indiana corporation (the “Company”), HURCO B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, with its seat (zetel) in Amsterdam, the Netherlands, with its registered office at Basisweg 10, 1043 AP, Amsterdam, the Netherlands and registered with the Dutch Chamber of Commerce (Kamer van Koophandel) under number 34114350 (the “Netherlands Borrower” and, together with the Company, the “Borrowers” and each a “Borrower”), the Guarantors party hereto and BANK OF AMERICA, N.A. (the “Lender”).

W I T N E S E T H

WHEREAS, credit facilities have been extended to the Borrowers pursuant to the Credit Agreement (as amended, modified, supplemented and extended from time to time, the “Credit Agreement”) dated as of December 31, 2018 among the Company, the Netherlands Borrower, the Guarantors from time to time party thereto and the Lender; and

WHEREAS, the Borrowers have requested certain modifications to the Credit Agreement, and the Lender has agreed to the requested modifications on the terms set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.Amendment to the Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended by replacing the reference therein to “December 31, 2023” with “December 31, 2025”.

3.Conditions Precedent.  This Amendment shall become effective as of the date hereof upon:

(a)receipt by the Lender of this Amendment properly executed by the Loan Parties and the Lender;

(b)receipt by the Lender of a certificate of a Responsible Officer dated the date hereof, certifying as to the Organization Documents of each Loan Party (which, to the extent filed with a Governmental Authority, shall be confirmed by such Responsible Officer as not amended or modified since certified by such Governmental Authority) and all necessary action to authorize this Amendment, including a confirmation that the approving resolutions of the governing body of each Loan Party have not been amended or modified and remain in full force and effect, the good standing (to the extent applicable), existence or its equivalent of each Loan Party and a confirmation of no change to the previously provided incumbency (including specimen signatures) of the Responsible Officers of each Loan Party;

(c)receipt by the Lender of all “know your customer” or Beneficial Ownership information relating to the Company and its Subsidiaries as it shall request; and

(d)payment of the reasonable fees and expenses of counsel to the Lender.

4.Amendment is a “Loan Document”.  This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

5.Representations and Warranties; No Default.  Each Loan Party represents and warrants to the Lender that, on and as of the date hereof, immediately after giving effect to this Amendment, (a) each of the representations and warranties of each Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (or, if qualified by materiality or material or Material Adverse Effect, in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (b) no Default exists.

6.Reaffirmation of Obligations.  Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

7.No Other Changes.  Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

8.Counterparts; Delivery.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures.

9.Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

HURCO COMPANIES, INC.

FIFTH AMENDMENT TO CREDIT AGREEMENT

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:	HURCO COMPANIES, INC.

	By:	/s/ Sonja K. McClelland

	Name:	Sonja K. McClelland

	Title:	Chief Financial Officer

HURCO B.V.

	By:	/s/ Sonja K. McClelland

	Name:	Sonja K. McClelland

	Title:	Managing Director and Authorized Representative

GUARANTORS:	HURCO INTERNATIONAL HOLDINGS, INC.

	By:	/s/ Sonja K. McClelland

	Name:	Sonja K. McClelland

	Title:	Secretary/Treasurer

MILLTRONICS USA, INC.

By:	/s/ Sonja K. McClelland

Name:	Sonja K. McClelland

Title:	Secretary/Treasurer

HURCO COMPANIES, INC.

FIFTH AMENDMENT TO CREDIT AGREEMENT

MACHINERY SALES CO. LLC

By:	/s/ Sonja K. McClelland

Name:	Sonja K. McClelland

Title:	Manager

HURCO MIDWEST LLC

By:	/s/ Sonja K. McClelland

Name:	Sonja K. McClelland

Title:	Secretary/Treasurer

PROCOBOTS LLC

By:	/s/ Sonja K. McClelland

Name:	Sonja K. McClelland

Title:	Manager

HURCO COMPANIES, INC.

FIFTH AMENDMENT TO CREDIT AGREEMENT

LENDER:	BANK OF AMERICA, N.A.,

as Lender

	By:	/s/ Matthew Doye

	Name:	Matthew Doye

	Title:	Senior Vice President

HURCO COMPANIES, INC.

FIFTH AMENDMENT TO CREDIT AGREEMENT